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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              October 14, 1999
                                                              ----------------

                              Balance Bar Company
                              -------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      000-24007                77-0306617
      --------                      ---------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                      Idenification No.)


                                1015 Mark Avenue
                         Carpinteria, California  93013
                         -----------------------------
             (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:             (805) 566-0234
                                                                --------------
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Item 5.  Other Events.

     On October 14, 1999, Balance Bar Company and Jenny Craig, Inc. issued a press release announcing a new trademark license agreement and the launch of a new product line of five flavors of nutritional meal bars.


Item 7.  Financial Statements and Exhibits.

         (a)  Not applicable.
         (b)  Not applicable.
         (c) Exhibits. The following exhibit is filed as part of the Current Report on Form 8-K:

                  99 Press release dated October 14, 1999 regarding the trademark license agreement between Balance Bar Company and Jenny Craig, Inc.
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BALANCE BAR COMPANY
                             -------------------
                                 (Registrant)



Date:  October 14, 1999      By: /s/   Thomas J. Flahie
                                 ----------------------
                                 Thomas J. Flahie
                                 Senior Vice President of Finance and
                                 Administration
                                 (Principal Financial and Accounting Officer)
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                                 EXHIBIT INDEX



Exhibit        Description                                          Page
-------        -----------                                          ----

99             Press Release dated October 14, 1999                   1
               regarding the trademark license agreement between Balance Bar Company and Jenny Craig, Inc.